                           LIMITED POWER OF ATTORNEY


     I, Herbert Kurz, Chairman of the Board and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this __ day of November, 1987.





                                        /s/ HERBERT KURZ
                                        ----------------------------
                                            Herbert Kurz

                           LIMITED POWER OF ATTORNEY


     I, Jay L. Kaplove, Executive Vice President and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ JAY L. KAPLOVE
                                        ----------------------------
                                            Jay L. Kaplove

                           LIMITED POWER OF ATTORNEY


     I, Jerry Warshaw, Executive Vice President and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ JERRY WARSHAW
                                        ----------------------------
                                            Jerry Warshaw

                           LIMITED POWER OF ATTORNEY


     I, Ronnie Duffey, Senior Vice President and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ RONNIE DUFFEY
                                        ----------------------------
                                            Ronnie Duffey

                           LIMITED POWER OF ATTORNEY


     I, Charles Fausel, Treasurer of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ CHARLES FAUSEL
                                        ----------------------------
                                            Charles Fausel

                           LIMITED POWER OF ATTORNEY


     I, Callman Gottesman, Secretary and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 8th day of November, 1987.





                                        /s/ CALLMAN GOTTESMAN
                                        ----------------------------
                                            Callman Gottesman

                           LIMITED POWER OF ATTORNEY


     I, Kenneth B. Clark, Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 8th day of December, 1987.





                                        /s/ KENNETH B. CLARK
                                        ----------------------------
                                            Kenneth B. Clark

                           LIMITED POWER OF ATTORNEY


     I, Francis X. Cody, Senior Vice President and Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ FRANCIS X. CODY
                                        ----------------------------
                                            Francis X. Cody

                           LIMITED POWER OF ATTORNEY


     I, Jerome Johnson, Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 8th day of December, 1987.





                                        /s/ JEROME JONSON
                                        ----------------------------
                                            Jerome Jonson

                           LIMITED POWER OF ATTORNEY


     I, Shirley Jordan, Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 7th day of December, 1987.





                                        /s/ HERBERT KURZ
                                        ----------------------------
                                            Herbert Kurz

                           LIMITED POWER OF ATTORNEY


     I, Jules Kroll, Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 8th day of December, 1987.





                                        /s/ JULES KROLL
                                        ----------------------------
                                            Jules Kroll

                           LIMITED POWER OF ATTORNEY


     I, Sol Langberg, Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 8th day of December, 1987.





                                        /s/ SOL LANGBERG
                                        ----------------------------
                                            Sol Langberg

                           LIMITED POWER OF ATTORNEY


     I, Irving L. Schwartz, M.D., Director of Presidential Life Insurance Company, a corporation duly organized under the laws of the State of New York, appoint Joseph F. Kolodney as my attorney and agent, for me, and in my name as a Director of Presidential Life Insurance Company with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for the registration of securities or amendment to the registration of securities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to perform each and every act that is deemed necessary or advisable to comply with the intent of the Securities Act of 1933 or the Investment Company Act of 1940.


     IN WITNESS, I have signed this Power of Attorney on this 9th day of December, 1987.





                                        /s/ IRVING L. SCHWARTZ, M.D.
                                        ----------------------------
                                            Irving L. Schwartz, M.D.